EXHIBIT 10.11(d)

                        FIRST AMENDMENT TO INVENTORY AND
                          ACCOUNTS RECEIVABLE LOAN AND
                               SECURITY AGREEMENT


      THIS FIRST AMENDMENT, dated as of the 27th day of October, 1998, is to that certain Inventory and Accounts Receivable Loan and Security Agreement dated as of February 28, 1997 (as amended hereby, the "Loan Agreement') by and among

      NDC AUTOMATION, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower");

      NATIONAL BANK OF CANADA, a Canadian chartered bank ("NBC"); and

      NATIONAL CANADA BUSINESS CORP., a Delaware corporation ("NCBC" hereinafter NBC and NCBC may be referred to collectively as the "Lenders").

RECITALS:

   A. The Borrower has requested that the Lenders make a change in the inventory cap set forth in the Loan Agreement.

   B. The Lenders have agreed to make a change in the inventory cap set forth in the Loan Agreement as set forth herein.

   NOW,  THEREFORE, the parties hereto agree as follows:

   A.    The Loan Agreement is amended in the following respect:

         1. The second sentence of Section 3 of the Loan Agreement is deleted in its entirety and replaced with the following.

         "The aggregate unpaid principal of all such loans outstanding at any one time shall not exceed the lesser of (a) One Million Two Hundred Fifty Thousand Dollars (U.S. $1,250,000.00) or (b) eighty percent (80%) of the unpaid face amount of Qualified Accounts, as defined below, (or such other percentages thereof as may from time to time be fixed by the Lender upon notice to Borrower), plus fifty percent (50%) of the cost or market value, whichever is lower, of all Eligible Inventory, as defined below, (hereinafter called the "Inventory Value"), but in no events shall Inventory Value be in excess of Three Hundred Thousand Dollars (U.S. $300,000.00)."

         2. A new Section 8(q) is added to the Loan Agreement to read as follows:

             "(q) By November 30, 1999, Borrower's computer applications (including those of its suppliers, vendors and customers) that are material to its business and operations will be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that failure to do so

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             could not reasonable be expected to have a material adverse effect on the Borrower."

   B. The Lenders hereby notify the Borrower that the Termination Date referenced in the Loan Agreement and in the documents executed in connection with the Loan Agreement has been extended to April 30, 1999.

   C. All references to the "Loan Agreement" set forth in the documents executed in connection with the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this First Amendment.

   D. The Borrower represents and warrants that, as of the date hereof, it is not in default of the terms of the Loan Agreement, as amended hereby, or any of the other documents executed among the Borrower and the Lenders in connection therewith.

   E. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

   F. This First Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under and for all purposes shall be construed in accordance with the laws of the State of New York.

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            IN WITNESS WHEREOF, the Borrower and the Lenders have caused the
      First Amendment to be executed under seal by their duly authorized corporate officers all as of the day and year first above written.



                                    NDC AUTOMATION, INC.

                                    By /s/Claude Imbleau
                                      -----------------------------
                                    Title CFO
                                         --------------------------

                                    NATIONAL BANK OF CANADA

                                    By /s/ SIGNATURE ON FILE
                                      -----------------------------
                                    Title
                                         --------------------------

                                    By /s/ SIGNATURE ON FILE
                                      -----------------------------
                                    Title
                                         --------------------------

                                    NATIONAL CANADA BUSDINESS CORP.

                                    By /s/W.Greg Simpson
                                      -----------------------------
                                    Title Vice President
                                         --------------------------

                                    By /s/SIGNATURE ON FILE
                                      -----------------------------
                                    Title
                                         --------------------------